UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 15, 2012
Date of Report (Date of earliest event reported)

HANDENI GOLD INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50907 (Commission File Number)	98-0430222 (IRS Employer Identification No.)

228 Regent Estate Dar es Salaam Republic of Tanzania (Address of principal executive offices)	N/A (Zip Code)

011-255-222-70-00-84
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on May 15, 2012, the Board of Directors (the "Board") of Handeni Gold Inc. (the "Company") accepted the consent to act of William Lamarque, current member of the Board, to serve as Vice-Chairman of the Board.

In addition, effective May 15, 2012, the Board appointed Board members to serve as members of each of the Board's existing Audit, Compensation and Corporate Governance Committees, as follows:

Audit Committee

The following Board members now comprise the Company's current Audit Committee: William Lamarque (Chairman), Gizman Abbas and Emmanuel Ole Naiko.

Compensation Committee

The following Board members now comprise the Company's current Compensation Committee: Mohan Kaul (Chairman), John Gerson and Douglas Boateng.

Corporate Governance Committee

The following Board members now comprise the Company's current Corporate Governance Committee: Mohan Kaul (Chairman), John Gerson and Douglas Boateng.

As a consequence of the above appointments, the Board of Directors, Executive Officers, and the Board Committee members of the Company are now comprised of the following:
Name	Position	Board Committee Memberships
Reginald Mengi	Chairman of the Board and a director	N/A
William Lamarque	Vice-Chairman of the Board and a director	Audit Committee (Chairman)
Reyno Scheepers	President, Chief Executive Officer, Chief Operating Officer, and a director	N/A
Melinda Hsu	Secretary, Treasurer and Chief Financial Officer	N/A
Douglas Boateng	Director	Compensation Committee; Corporate Governance Committee
Gizman Abbas	Director	Audit Committee
Mohan Kaul	Director	Compensation Committee (Chairman); Corporate Governance Committee (Chairman)

Emmanuel Naiko	Director	Audit Committee
John Gerson	Director	Compensation Committee; Corporate Governance Committee

SECTION 8 - OTHER EVENTS

Item 8.01        Other Events

On May 15, 2012, the Company issued a news release announcing the appointment of a Board Vice-Chairman and the appointment of board members to the Board's Audit, Compensation and Corporate Governance Committees.

A copy of the news release is included as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits

(a)        Financial Statements of Business Acquired

Not applicable.

(b)        Pro forma Financial Information

Not applicable.

(c)        Shell Company Transaction

Not applicable.

(d)        Exhibits
Exhibit	Description
99.1	News Release issued May 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HANDENI GOLD INC.
DATE: May 15, 2012	By: /s/ Reyno Scheepers Name: Reyno Scheepers Position: President, CEO, COO and a director

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